UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22097
Tortoise Gas and Oil Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant's telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: November 30, 2007

Item 1. Report to Stockholders.

Tortoise Gas and Oil Corp.

Yield
Growth
Quality

2007 Annual Report
November 30, 2007

...Steady Wins™

Company at a Glance
Tortoise Gas and Oil Corp. invests in privately-held companies and publicly-traded master limited partnerships and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. We seek a high level of total return through a combination of capital appreciation and current income. We invest in equity securities of companies that we expect to pay current and growing distributions and provide capital growth through private-to-public company valuation creation and acquisitions.
Our Targeted Portfolio
Upstream investments that:
•     produce energy resources, including crude oil, natural gas, and coal from proved reserves.
•     have mature, developed, long-lived assets, with multi-year hedging strategies.
•     intend to successfully replace depleted reserves to offset natural production declines.
•     either maintain or grow cash distribution levels.
Midstream investments that:
•     transport, process, store, distribute or market natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.
•     either maintain or grow cash distribution levels.
A Tortoise Gas and Oil Investment Versus a Direct Investment in MLPs
Tortoise Gas and Oil provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Gas and Oil is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits.
Additional features of Tortoise Gas and Oil include:
•     One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;
•     Access to direct placements and other investments not available through the public markets.

Jan. 22, 2008
Dear Fellow Stockholders,
On July 19, 2007, Tortoise Gas and Oil Corp. raised approximately $77 million in proceeds to invest in the growing MLP exploitation and production sector. Factors contributing to this sector growth include the sale of a number of producing oil and natural gas properties by corporations to MLPs, as well as organic growth from internal drilling projects. In the latter part of the year, broader market issues dominated the performance of these holdings. Despite these issues, the underlying quality of our portfolio companies led to distributions in line with our expectations. We paid our initial dividend of $0.22 on Nov. 30, 2007. This dividend reflects distributions received from our investments at the time, and is not indicative of our targeted annualized dividend.
Despite the stock price performance of gas and oil production MLPs in the second half of 2007, we believe there continues to be a large amount of crude oil and natural gas reserves which we expect to migrate to exploitation and production companies.
Investment Review
During the second half of 2007, we actively participated in supporting gas and oil production company acquisitions and growth projects and fully invested the private placement proceeds of approximately $77 million. This was well in advance of our six to nine month investment goal. In the fourth quarter, we invested $7.7 million in initial public offerings, and completed $65.7 million in direct placements, including a $9.3 million investment in a private midstream company. In addition, in October 2007, we closed a $25 million credit facility, and have since invested a majority of those proceeds.
In October, we filed a registration statement for the IPO of our common stock. The IPO, if consummated, will provide an opportunity for liquidity to our existing stockholders and also allow us to continue to fund favorable investment opportunities. While we had expected to complete the IPO by mid-January 2008, market conditions did not support the offering at that time. We intend to monitor the market and do not presently anticipate completing the offering at a price per share less than the original offering price of $15 per share.
Market Review
In the first half of 2007, the emergence of upstream gas and oil MLP IPOs continued to fuel growth in the sector with four IPOs raising $567 million and 13 direct placements raising $4.1 billion. The market cap of the eight publicly traded upstream gas and oil MLPs was approximately $9.2 billion as of January 2008. At this time, four upstream gas and oil companies have registration statements filed to issue more than $755 million of equity. In December 2007, an issuer in this sector withdrew its registration statement due to market conditions, and we expect other issuers to delay initial public offerings until conditions improve.
2007 Annual Report     1

The broad market sell-off in the second half of 2007, related to sub-prime mortgage and credit market concerns, pushed market prices down, including those of MLPs. The Wachovia Exploration and Production Total Return Index reflected a total return of -19.6 percent for the period since our inception on July 19, 2007 through Nov. 30, 2007. This return is based on market value, including the dividend paid to stockholders. This compares to our Nov. 30, 2007 fiscal year annualized total return of -10.7 percent, based on net asset value, including the dividend paid to stockholders. Excluding underwriter discounts and other expenses associated with our initial public offering, our total return based on net asset value was approximately -3.6 percent, including the dividend paid to stockholders.
Conclusion
Thank you for your confidence and support in Tortoise Gas and Oil. We maintain a positive outlook that our portfolio of companies will provide our stockholders a high level of total return through capital appreciation and current income. We anticipate market conditions will eventually provide the opportunity to complete a successful IPO within the 18-month timeframe as discussed in the private offering.
Sincerely,
Tortoise Capital Advisors, L.L.C.
2     Tortoise Gas and Oil Corp.

Schedule of Investments
	November 30, 2007
	Shares	Value
Limited Partnerships and Limited
Liability Companies — 124.3%(1)
Oil and Gas Production — 94.3%(1)
BreitBurn Energy Partners L.P.(2)	740,740	$18,407,389
EV Energy Partners, L.P.	82,212	2,959,632
Encore Energy Partners LP	257,445	5,179,793
Legacy Reserves, LP	317,997	6,792,416
Legacy Reserves, LP(2)	731,707	13,748,774
Linn Energy, LLC	658,517	17,687,767
Quest Energy Partners, L.P.	275,000	4,215,750
		68,991,521
Midstream Energy Infrastructure — 30.0%(1)
Copano Energy, L.L.C.(2)	115,407	4,004,623
MarkWest Energy Partners, L.P.	81,470	2,669,772
ONEOK Partners, L.P.	23,400	1,407,978
Quest Midstream Partners, L.P.(2)(3)	465,000	8,602,500
TC PipeLines, LP	141,250	5,220,600
		21,905,473
Total Limited Partnerships and Limited Liability Companies
(Cost $96,012,086)		90,896,994
Short-Term Investment — 0.2%(1)
Investment Company — 0.2%(1)
First American Government Obligations Fund — Class Y, 4.48%(4)
Cost ($161,893)	161,893	161,893
Total Investments (Cost $96,173,979) — 124.5%(1)		91,058,887
Liabilities in Excess of Cash and Other Assets — (24.5%)(1)		(17,921,712)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$73,137,175
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Fair valued securities represent a total market value of $44,763,286 which represents 61.2% of net assets. These securities are deemed to be restricted; see Note 6 to the financial statements for further disclosure.
(3)   Private company.
(4)   Rate indicated is the current yield as of November 30, 2007.
See accompanying Notes to the Financial Statements.
2007 Annual Report     3

Statement of Assets & Liabilities
November 30, 2007
Assets
Investments at value (cost $96,173,979)	$91,058,887
Interest receivable	1,551
Deferred tax asset	1,872,541
Prepaid expenses	57,994
Deferred offering costs	57,482
Total assets	93,048,455
Liabilities
Payable to Adviser	138,368
Deferred advisory fees	36,979
Accrued expenses and other liabilities	451,296
Accrued offering costs	57,482
Short-term borrowings	19,200,000
Current tax liability	27,155
Total liabilities	19,911,280
Net assets applicable to common stockholders	$73,137,175

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 5,550,571 shares issued and
outstanding (100,000,000 shares authorized)	$5,551
Additional paid-in capital	76,302,981
Accumulated net investment income, net of income tax expense	—
Net unrealized loss on investments, net of deferred tax benefit	(3,171,357)
Net assets applicable to common stockholders	$73,137,175

Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$13.18
See accompanying Notes to the Financial Statements.
4     Tortoise Gas and Oil Corp.

Statement of Operations
Period from July 19, 2007(1) through November 30, 2007
Investment Income
Distributions from investments	$858,305
Less return of capital on distributions	(609,643)
Net distributions from investments	248,662
Interest	463,903
Dividends from money market mutual funds	234,995
Total Investment Income	947,560
Operating Expenses
Advisory fees	332,512
Professional fees	90,645
Organizational expenses	36,829
Reports to stockholders	25,890
Administrator fees	17,732
Directors’ fees	12,048
Fund accounting fees	11,703
Registration fees	9,246
Stock transfer agent fees	4,472
Custodian fees and expenses	2,219
Other expenses	10,312
Total Operating Expenses	553,608
Interest expense	102,409
Total Expenses	656,017
Net Investment Income, before Income Taxes	291,543
Current tax expense	(27,155)
Deferred tax expense	(71,194)
Income tax expense	(98,349)
Net Investment Income	193,194
Unrealized Loss on Investments
Net unrealized depreciation of investments	(5,115,092)
Deferred tax benefit	1,943,735
Net Unrealized Loss on Investments	(3,171,357)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(2,978,163)
(1)   Commencement of Operations.
See accompanying Notes to the Financial Statements.
2007 Annual Report     5

Statement of Changes in Net Assets
Period from July 19, 2007(1) through November 30, 2007
Operations
Net investment income	$193,194
Net unrealized depreciation of investments	(3,171,357)
Net decrease in net assets applicable to common
stockholders resulting from operations	(2,978,163)
Dividends and Distributions to Common Stockholders
Net investment income	(166,961)
Return of capital	(1,054,165)
Total dividends and distributions to common stockholders	(1,221,126)
Capital Stock Transactions
Proceeds from initial private offering of 5,524,256 common shares	82,863,840
Underwriting discounts and offering expenses associated
with the issuance of common stock	(5,870,218)
Net increase in net assets, applicable to common
stockholders, from capital stock transactions	76,993,622
Total increase in net assets applicable to common stockholders	72,794,333
Net Assets
Beginning of period	342,842
End of period	$73,137,175
Accumulated net investment income, net of income tax expense,
at the end of period	$—
(1)   Commencement of Operations.
See accompanying Notes to the Financial Statements.
6     Tortoise Gas and Oil Corp.

Statement of Cash Flows
Period from July 19, 2007(1) through November 30, 2007
Cash Flows From Operating Activities
Distributions received from investments	$858,305
Interest and dividend income received	697,347
Excess distribution received	255,292
Purchases of long-term investments	(96,621,729)
Purchases of short-term investments, net	(161,893)
Interest expense paid	(31,250)
Operating expenses paid	(337,643)
Net cash used in operating activities	(95,341,571)
Cash Flows From Financing Activities
Advances from revolving line of credit	19,200,000
Issuance of common stock	82,863,840
Common stock issuance costs	(5,870,218)
Dividends and distributions paid to common stockholders	(1,221,126)
Net cash provided by financing activities	94,972,496
Net decrease in cash	(369,075)
Cash — beginning of period	369,075
Cash — end of period	$—
Reconciliation of net decrease in net assets applicable to
common stockholders resulting from operations to net
cash used in operating activities
Net decrease in net assets applicable to common stockholders
resulting from operations	$(2,978,163)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash used in operating activities:
Purchases of long-term investments	(96,621,729)
Return of capital on distributions received	609,643
Purchases of short-term investments, net	(161,893)
Deferred tax benefit	(1,872,541)
Net unrealized depreciation of investments	5,115,092
Changes in operating assets and liabilities:
Increase in interest receivable	(1,551)
Increase in prepaid expenses	(57,994)
Increase in current tax liability	27,155
Increase in payable to Adviser	138,368
Increase in deferred advisory fees	36,979
Increase in accrued expenses and other liabilities	425,063
Total adjustments	(92,363,408)
Net cash used in operating activities	$(95,341,571)
(1)   Commencement of Operations.
See accompanying Notes to the Financial Statements.
2007 Annual Report     7

Financial Highlights
Period from July 19, 2007(1) through November 30, 2007
Per Common Share Data(2)
Initial private offering price	$15.00
Underwriting discounts and offering costs on initial private offering	(1.06)
Income (loss) from Investment Operations:
Net investment income	0.03
Net unrealized loss on investments	(0.57)
Total decrease from investment operations	(0.54)
Less Dividends and Distributions to Common Stockholders:
Net investment income	(0.03)
Return of capital	(0.19)
Total dividends and distributions to common stockholders	(0.22)
Net Asset Value, end of period	$13.18
Total Investment Return(3)	(10.67)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$73,137
Ratio of expenses (including current tax expense, deferred tax benefit
and deferred advisory fees) to average net assets(4) (5) (6)	(4.14)
Ratio of expenses (excluding current tax expense and deferred tax benefit)
to average net assets(4) (6) (7)	2.28%
Ratio of expenses (excluding current tax expense, deferred tax benefit and
deferred advisory fees) to average net assets(4) (7) (8)	2.15%
Ratio of net investment income (including current tax expense, deferred tax
benefit and deferred advisory fees) to average net assets(4) (5) (6)	7.44%
Ratio of net investment income (excluding current tax expense and deferred
tax benefit) to average net assets(4) (6) (7)	1.02%
Ratio of net investment income (excluding current tax expense, deferred tax
benefit and deferred advisory fees) to average net assets(4) (7) (8)	1.15%
Portfolio turnover rate(4)	0.00%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   Not annualized. Total investment return is calculated assuming the purchase of common stock at the initial offering price and a sale at net asset value per share, end of period. The calculation also includes dividends and distributions to common stockholders.
(4)   Annualized.
(5)   The Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.
(6)   The Company accrued $36,979 in deferred advisory fees.
(7)   The ratio excludes the impact of current and deferred income taxes.
(8)   The ratio excludes the impact of deferred advisory fees.
See accompanying Notes to the Financial Statements.
8     Tortoise Gas and Oil Corp.

Notes to Financial Statements
November 30, 2007
1. Organization
Tortoise Gas and Oil Corporation (the “Company”) was organized as a Maryland corporation on May 22, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return through capital appreciation and current income. The Company seeks to provide stockholders with an efficient vehicle to invest in a portfolio consisting of privately held companies and publicly traded limited partnerships (“LPs”) and their affiliates operating primarily in the upstream segment, and to a lesser extent the midstream segment, of the energy sector. The Company commenced operations on July 19, 2007. The Company filed its initial registration statement with the Securities and Exchange Commission on October 17, 2007 and intends to offer common stock through a public offering as soon as practicable after the effective date of the registration statement, assuming market conditions permit.
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company may invest a substantial portion of its assets in illiquid securities including securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Fair value is intended to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced liquidation or sale. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.
The Board of Directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of investments:
•     The Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Company’s Adviser. As part of this process, materials are prepared containing their supporting analysis;
•     The Investment Committee of the Company’s Adviser reviews the preliminary valuations, and the investment professionals of the Company’s Adviser consider and assess, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Company’s Adviser;
2007 Annual Report     9

Notes to Financial Statements
(Continued)
•     The Company’s Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith and
•     An independent valuation firm engaged by the Board of Directors to advise the Company’s Board of Directors performs certain limited procedures that the Board of Directors has identified and asked them to perform on a selection of these valuations as determined by the Board of Directors.
The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.
The fair value methodology will begin with determining the enterprise value of the portfolio company that issued the security being fair valued. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. If the portfolio company has adequate enterprise value to support the repayment of debt, the fair value of the loan or debt security will normally correspond to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when holding a minority position, if there are restrictions on resale, if there are specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.
For equity and equity-related securities that are listed on a securities exchange, the Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
C. Interest and Fee Income
Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When investing in instruments with an original issue discount or payment-in-kind interest (in which case the Company chooses payment-in-kind in lieu of cash), the Company will accrue interest income during the life of the investment, even though the Company will not necessarily be receiving cash as the interest is accrued. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services, consulting services and management services rendered to portfolio companies and other third parties.
10     Tortoise Gas and Oil Corp.

Notes to Financial Statements
(Continued)
Commitment and facility fees generally are recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service, consulting and management service fees generally are recognized as income when services are rendered. For the period ended November 30, 2007, the Company received no fee income.
D. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from the Company’s investments in limited partnerships and limited liability companies generally are comprised of ordinary income, capital gains and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each company and/or industry sources. These estimates may subsequently be revised based on information received from the entities after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.
For the period from July 19, 2007 through November 30, 2007, the Company estimated the allocation of investment income and return of capital for the distributions received from the LPs within the Statement of Operations. For this period, the Company has estimated distributions to be approximately 29 percent investment income and 71 percent return of capital.
E. Dividends and Distributions to Stockholders
Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends and distributions made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2007, the Company’s dividends and distributions were comprised of 14 percent net income and 86 percent return of capital, for book purposes. For the period ended November 30, 2007, the Company’s dividends and distributions, for tax purposes, were comprised of approximately 4.3 percent qualified dividend income and 95.7 percent return of capital.
F. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective tax rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.
The Company invests its assets primarily in limited partnerships (“LPs”) or limited liability companies (“LLCs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner, the Company reports its allocable share of taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on, among other factors, the expectation of sufficient future taxable income.
2007 Annual Report     11

Notes to Financial Statements
(Continued)
On July 19, 2007, the Company adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority, and if so, the measurement of tax benefit recognized. The Company has analyzed the tax positions taken and has concluded that no provision is required under FIN 48.
G. Organization Expenses and Offering Costs
The Company is responsible for paying all organizational expenses, which were expensed as incurred. Organizational expenses in the amount of $26,233 were expensed prior to the commencement of operations and $36,829 was expensed in the period from July 19, 2007 (commencement of operations) through November 30, 2007. Offering costs (excluding placement agents’ fees) of $484,068 were charged to additional paid-in capital at the completion of the Company’s initial private offering. Deferred offering costs will be charged as a reduction to additional paid-in capital at the completion of the Company’s initial public offering of common shares.
H. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
I. Recent Accounting Pronouncement
In September 2006, FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, the Company does not believe the adoption of SFAS No. 157 will have a material quantitative impact on the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.
12     Tortoise Gas and Oil Corp.

Notes to Financial Statements
(Continued)
3. Concentration of Risk
The Company’s investment objective is to provide stockholders with a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Company anticipates investing at least 80 percent of total assets (including assets obtained through leverage) in equity securities of companies that derive a majority of their revenues from gas and oil operations in the upstream and midstream segments of the energy sector. Companies operating in the upstream segment of the energy sector include companies that produce energy resources, including crude oil, natural gas and coal from proved reserves. Companies operating in the midstream segment of the energy sector include companies in the business of transporting, processing, storing, distributing or marketing energy resources or liquids derived therefrom. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy; it may not achieve its investment objective.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser an advisory fee consisting of the sum of a Non-Exchange Tradable Fee and an Other Investments Fee.
Managed Assets represents the total assets of the Company (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, deferred advisory fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred stock).
Non-Exchange Tradable Investments are those investments, held during any portion of the period:
(a)  that are not listed on an established stock exchange or an electronic equities securities market; or
(b)  as to which the Company is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market or
(c)  that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which the Company does not then have a currently exercisable contractual right to demand registration under the 1933 Act for a possible resale.
2007 Annual Report     13

Notes to Financial Statements
(Continued)
The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Non-Exchange Tradable Investments and the denominator of which is total investments and (ii) 0.50 percent on a quarterly basis (to provide an annualized fee of 2 percent). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is total investments and (ii) 0.25 percent on a quarterly basis (to provide an annualized fee of 1 percent).
The advisory fee is calculated and accrued daily and paid quarterly in arrears within five (5) days of the end of each calendar quarter; provided, however, that the cash amount paid to the Adviser in any calendar quarter shall never exceed 0.375 percent of Managed Assets (1.5 percent on an annualized basis) for that quarter. Advisory fees for any amount determined as payable to the Adviser during any calendar quarter but not actually paid may be payable to the Adviser as a part of the next payment of the advisory fee for which the limitation would permit all or a portion of the deferred payment. At termination of the agreement, the Company shall pay the Adviser all previously accrued and unpaid advisory fees without regard to the limitation on payment. As of November 30, 2007, no such amounts have been deferred pursuant to this provision.
In addition, the amounts paid to the Adviser for each of the first eight calendar quarters after commencement of operations (July 19, 2007) shall be calculated as though the Non-Exchange Tradable Fee is 0.25 percent on a quarterly basis (to provide an annualized advisory fee of 1 percent). Any amounts that exceed the annualized advisory fee of 1 percent shall be deferred and paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation discussed above. As of November 30, 2007, $36,979 has been deferred pursuant to this provision.
The Adviser has been engaged as the Company’s administrator. The Company pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s fund accounting services provider. The Company pays the provider a monthly fee computed at an annual rate of $24,000 on the first $50,000,000 of the Company’s net assets, 0.0125 percent on the next $200,000,000 of net assets and 0.0075 percent on the balance of the Company’s net assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent and agent for the automatic dividend reinvestment plan. Its affiliate, Computershare Inc., serves as the Company’s dividend paying agent.
U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets.
14     Tortoise Gas and Oil Corp.

Notes to Financial Statements
(Continued)
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2007, are as follows:
Deferred tax assets:
Net unrealized losses on investment securities	$1,943,735
Organization costs	23,298
1,967,033

Deferred tax liability: Basis reduction of investments	94,492
Total net deferred tax assets	$1,872,541
The valuation allowance previously recorded was reversed during the current period ended November 30, 2007 because the Company believes it is more likely than not that there is an ability to utilize the deferred tax asset. The valuation allowance relates to the period prior to commencement.
Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and unrealized losses on investments before taxes for the period from July 19, 2007 (commencement of operations) to November 30, 2007, as follows:
Application of statutory income tax rate	$1,640,006
State income tax benefit, net of federal tax effect	192,942
Change in deferred tax valuation allowance	10,231
Municipal bond interest income and other	2,207
Total	$1,845,386
For the period from July 19, 2007 (commencement of operations) to November 30, 2007, the components of income tax benefit include current federal and state tax expense (net of federal benefit) of $24,297 and $2,858, respectively, and deferred federal and state tax benefit (net of federal effect) of $1,675,431 and $197,110, respectively.
As of November 30, 2007, the aggregate cost of securities for federal income tax purposes was $95,925,317. At November 30, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $551,891, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,418,321 and the net unrealized depreciation was $4,866,430.
2007 Annual Report     15

Notes to Financial Statements
(Continued)
6. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, value per unit of such securities and percent of net assets which the securities comprise at November 30, 2007.
Investment Security		Number of Units	Acquisition Date	Acquisition Cost	Value Per Unit	Value as Percent of Net Assets
BreitBurn Energy Partners L.P.	Common Units	740,740	10/30/07	$19,999,980	$24.85	25.2%
Copano Energy, L.L.C.	Common Units	115,407	10/19/07	4,000,007	34.70	5.5
Legacy Reserves, LP	Common Units	731,707	11/08/07	14,999,994	18.79	18.8
Quest Midstream Partners, L.P.	Common Units	465,000	10/30/07	9,300,000	18.50	11.7
				$48,299,981		61.2%
The carrying value per unit of unrestricted common units of BreitBurn Energy Partners L.P. was $33.72 on October 30, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted BreitBurn Energy Partners L.P. units was obtained by the Company. The carrying value per unit of unrestricted common units of Copano Energy, L.L.C. was $36.52 on October 19, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Copano Energy, L.L.C. units was obtained by the Company. The carrying value per unit of unrestricted common units of Legacy Reserves, LP was $23.39 on November 8, 2007, the date of the purchase agreement and date an enforceable right to acquire the restricted Legacy Reserves, LP units was obtained by the Company.
7. Investment Transactions
For the period from July 19, 2007 (commencement of operations) to November 30, 2007, the Company purchased securities (at cost) in the amount of $96,621,729 and sold no securities (excluding short-term securities).
16     Tortoise Gas and Oil Corp.

8. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 5,550,571 shares outstanding at November 30, 2007. Transactions in common stock were as follows:
Shares at July 19, 2007	26,315
Shares sold through initial private offering	5,524,256
Shares at November 30, 2007	5,550,571
9. Credit Facility
On October 31, 2007, the Company entered into a $25,000,000 secured committed credit facility maturing October 31, 2008, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the 1-month LIBOR plus 1.50 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.
The average principal balance and interest rate for the period during which the credit facilities were utilized during the period from July 19, 2007 through November 30, 2007 was approximately $17,000,000 and 6.28 percent, respectively. At November 30, 2007, the principal balance outstanding was $19,200,000 at an interest rate of 6.74 percent.
2007 Annual Report     17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders
Tortoise Gas and Oil Corporation
We have audited the accompanying statement of assets and liabilities of Tortoise Gas and Oil Corporation (the Company), including the schedule of investments, as of November 30, 2007, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from July 19, 2007 (commencement of operations) through November 30, 2007. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Gas and Oil Corporation at November 30, 2007, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the period from July 19, 2007 (commencement of operations) through November 30, 2007, in conformity with U.S. generally accepted accounting principles.
Kansas City, Missouri
January 25, 2008
18     Tortoise Gas and Oil Corp.

Company Officers and Directors (Unaudited)
November 30, 2007
Name and Age*	Position(s) with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Overseen by Director(1)	Other Positions Held by Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2007	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999).	6	None
John R. Graham (Born 1945)	Director since 2007
Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).
			6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2007	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None
(1)   This number includes TYG, TYY, TYN, TTO, the Company and a privately-held company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and the privately-held company.
*      The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
2007 Annual Report     19

Company Officers and Directors (Unaudited)
November 30, 2007 (Continued)
Name and Age*	Position(s) with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Overseen by Director(1)	Other Positions Held by Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-present); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.	6	None
Terry C. Matlack (Born 1956)	Director and Chief Financial Officer and Assistant Treasurer since 2007	Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); CFA designation since 1985.	6	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2007	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993- 2002); CFA designation since 1992.	N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); CFA designation since 1998.	N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); CFA designation since 1996.
			N/A	None
(1)   This number includes TYG, TYY, TYN, TTO, the Company and a privately-held company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and the privately-held company.
(2)   As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*      The address of each director and officer is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.
20     Tortoise Gas and Oil Corp.

Additional Information (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended November 30, 2007, the aggregate compensation paid by the Company to the independent directors was $12,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company may trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) will be available on the SEC’s Web site at www.sec.gov with the filing of the Company’s Form N-CSR for the period ended November 30, 2007.
The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made its initial filing for the period ending June 30, 2008, it will be required to make such filing on an annual basis. Information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at http://www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.
2007 Annual Report     21

Additional Information (Unaudited)
(Continued)
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
Approval of the Investment Advisory Agreement
The Company’s Board of Directors, including a majority of the independent directors, reviewed and approved the investment advisory agreement on May 23, 2007. In considering the approval of the investment advisory agreement, the Board of Directors evaluated information provided by the Adviser and its legal counsel and considered various factors, including the following:
•     Services. The Board of Directors reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to the Company by the Adviser and found them sufficient to encompass the range of services necessary for the Company’s operation.
•     Comparison of Management Fee to Other Firms. The Board of Directors reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models, including BDCs, and concluded that the management fee to be paid to the Adviser was fair and reasonable in relation to the services to be provided.
•     Experience of Management Team and Personnel. The Board of Directors considered the extensive experience of the members of the Adviser’s investment committee with respect to the specific types of investments the Company proposes to make and their past experience with similar kinds of investments. The Board of Directors discussed numerous aspects of the Company’s investment strategy with members of the Adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Adviser’s investment committee and investment professionals within the investment community.
22     Tortoise Gas and Oil Corp.

Additional Information (Unaudited)
(Continued)
•     Provisions of Investment Advisory Agreement. The Board of Directors considered the extent to which the provisions of the investment advisory agreement (other than the management fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board of Directors concluded that the services to be provided under the investment advisory agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.
•     Payment of Expenses. The Board of Directors considered the manner in which the Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The Board of Directors discussed how this structure was comparable to that of companies with similar business models and concluded such reimbursement was reasonable.
Based on the information reviewed and the discussions among the members of the Board of Directors, the Board of Directors, including all of the independent directors, approved the investment advisory agreement and concluded that the management fee to be paid to the Adviser was reasonable in relation to the services to be provided.
2007 Annual Report     23

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Gas and Oil Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212
TRANSFER AGENT/DIVIDEND
DISBURSING AGENT
Computershare Trust Company, N.A.
c/o Computershare Inc./Computershare Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Other Tortoise Capital Advisors’ Investment Companies
Name	Ticker/ Inception Date	Primary Target Investments	Investor Suitability	Total Assets as of 11/30/07 ($ in millions)
Tortoise Gas and Oil Corp.	Private July 2007	Privately-held and Publicly-traded U.S. Energy Infrastructure Companies	Retirement Accounts Pension Plans Taxable Accounts	$93
Tortoise Energy Infrastructure Corp.	TYG Feb. 2004	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$1,262
Tortoise Energy Capital Corp.	TYY May 2005	Public U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	$911
Tortoise North American Energy Corp.	TYN Oct. 2005	Public Canadian and U.S. Energy Infrastructure	Taxable Accounts	$195
Tortoise Capital Resources Corp.	TTO Dec. 2005 (Feb. 2007 – IPO)	Private and Micro Cap Public U.S. Energy Infrastructure Companies	Retirement Accounts Pension Plans Taxable Accounts	$155 (as of 8/31/07)

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Gas and Oil Corp.
10801 Mastin Blvd., Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
...Steady Wins™

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s President and Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.
Item 4. Principal Accountant Fees and Services.
Audit Fees. For professional services rendered with respect to the audit of the Registrant’s financial statements and review of the Registrant’s statutory and regulatory filings with the Securities and Exchange Commission for the period from May 22, 2007 (date of organization) to November 30, 2007, the Registrant paid its principal accountant fees in the approximate amount of $91,000. The Registrant was formed on May 22, 2007, and thus did not pay its principal accountant any fees prior to that date.
Audit-Related Fees. The Registrant did not pay its principal accountant any fees for assurance or related services that are reasonably related to the performance of the audit for the period from May 22, 2007 to November 30, 2007.
Tax Fees. For professional services for tax compliance, tax advice and tax planning for the period from May 22, 2007 to November 30, 2007, the Registrant paid its principal accountant fees in the approximate amount of $25,000.
All Other Fees. The Registrant did not pay its principal accountant any fees for services other than those described above for the period from May 22, 2007 to November 30, 2007.
Aggregate Non-Audit Fees. The Registrant paid its principal accountant an aggregate amount of approximately $25,000, as listed above, for non-audit services provided to the Registrant for the period from May 22, 2007 to November 30, 2007.
The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In addition, in the Registrant’s fiscal year ended November 30, 2007, the Adviser incurred approximately $10,000 in fees payable to the principal accountantin connection with determining the Adviser’s compliance with GIPS® standards in 2006, and in addition, in 2006 the Adviser paid the principal accountant fees in the amount of $20,500 in connection with determining the Adviser’s compliance with AIMR-PPS® standards in 2005 and 2004. Additionally, the Adviser paid the principal accountant in 2007 for general tax consulting services in the amount of $12,000 for services delivered in 2006. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Unless otherwise indicated, information is presented as of November 30, 2007.
Portfolio Managers
Management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry C. Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name, Age and Address	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer,48 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director and Chairman of the Board of Registrant since its inception
Managing Director of the Adviser since 2002; Partner, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – present). Formerly, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989);and Vice President, F. Martin Koenig & Co. (1983- 1986).

Terry C. Matlack, 51 10801 Mastin Blvd. Suite 222 Overland Park, KS 66210	Director and Chief Financial Officer and Assistant Treasurer of Registrant since its inception
Managing Director of the Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners LC (“KCEP”), a private equity firm (2001- 2002). Formerly, President, GreenStreet Capital (1995 - 2001); CFA designation since 1985.

David J. Schulte, 46 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	President and Chief Executive Officer of Registrant since its inception	Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); CFA designation since 1992.
Zachary A. Hamel, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President of Registrant since its inception	Managing Director of the Adviser since 2002; Partner, Fountain Capital (1997-present).
Kenneth P. Malvey, 42 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210	Senior Vice President and Treasurer of Registrant since its inception
Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present). Formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996 - 2002).

Messrs. Birzer and Matlack also serve as directors of Tortoise North American Energy Corporation (“TYN”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Total Return Fund, LLC (“TTRF”), Tortoise Energy Infrastructure Corporation (“TYG”) and Tortoise Power and Energy Income Company (“TPZ”), registered closed-end management investment companies (TPZ has registered as an investment company but not yet commenced operations), as well as Tortoise Capital Resources Corporation (“TTO”), a closed-end management investment company that has elected to be regulated as a business development company. Messrs. Matlack, Schulte, Hamel and Malvey also serve as officers of TYN, TYY, TTO, TTRF, TYG and TPZ. The Adviser also serves as the investment adviser to TYN, TYY, TTO, TTRF, TYG and TPZ.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2007:
Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	4	$2,387,446,108	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Zachary A. Hamel
Registered investment companies	4	$2,387,446,108	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Kenneth P. Malvey
Registered investment companies	4	$2,387,446,108	0	—
Other pooled investment vehicles	5	$244,811,611	1	$155,875,775
Other accounts	197	$2,026,180,253	0	—
Terry C. Matlack
Registered investment companies	4	$2,387,446,108	0	—
Other pooled investment vehicles	1	$155,875,775	1	$155,875,775
Other accounts	177	$230,109,731	0	—
David J. Schulte
Registered investment companies	4	$2,387,446,108	0	—
Other pooled investment vehicles	1	$155,875,775	1	$155,875,775
Other accounts	177	$230,109,731	0	—
Material Conflicts of Interest
Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Registrant, TYN, TYY, TTO, TTRF, TYG and TPZ have the same investment adviser, rely on some of the same personnel and will use the same portfolio managers. To the extent certain energy company securities meet the Registrant’s investment objective and the objectives of other investment companies or accounts managed by the Adviser, the Registrant may compete with such companies or accounts for the same investment opportunities.
Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy companies.
Under the Investment Company Act of 1940, the Registrant and its affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Registrant invests. To the extent the Registrant is precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Registrant and its affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.
To the extent that the Adviser sources and structures private investments in energy companies, certain employees of the Adviser may become aware of actions planned by energy companies, such as acquisitions, that may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an energy company about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded energy company securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy companies.
The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.
Compensation
None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in either KCEP or FCM Tortoise, L.L.C., the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers
The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2007:
Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry C. Matlack	$10,001-$50,000
David J. Schulte	$10,001-$50,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/07-6/30/07	0	0	0	0
Month #2 7/1/07-7/31/07	0	0	0	0
Month #3 8/1/07-8/31/07	0	0	0	0
Month #4 9/1/07-9/30/07	0	0	0	0
Month #5 10/1/07-10/31/07	0	0	0	0
Month #6 11/1/07-11/30/07	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Tortoise Gas and Oil Corporation
By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer
Date February 6, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer
Date February 6, 2008
By (Signature and Title)	/s/ Terry Matlack
Terry C. Matlack, Chief Financial Officer
Date February 6, 2008